BOSCH

לדיקו בע"מ

Dear mr sharmi
General manager –FD 47
Dear sir

Thursday 19.11.09

Laboratory tests vehicles performance, "FUEL DOCTOR- FD 47

Cars tested:

- Mazda 3 2007, engine model Z6
- Mazda 6 2008, engine model LF
- Ford Focus 2008, engine model SHDA

The tests order that were performed in the laboratory included:

- Power test in a chassis bi axel dynamometer
- A relative compression test in an electronic device
- Emission test in a 4 gas device including LAMBADA value
- Computerized fault scanner test for the injection system, ignition system and combined engine system.

The tests were performed in 3 rounds each time. In the test's framework, the "Fuel Doctor" FD 47 was inserted to the lighter socket in order to measure the differences between the test results.

Mazda 3 2007 engine model Z6

type of test	Without FD-47	With FD-47	difference
Motor output	63.5 KW	73 KW	+9.5 KW
4 gas test	CO2-15.71%	CO2-15.77%	-0.06%
Compression	Average start up current- 120 AMP	Average start up current 125 AMP	+ 5 AMP
Injection time	1.4 M/S	1.3 M/S	- 0.1 M/S
Fault scanner	No fault	No fault	
Fuel consumption	460 gr' for 10km in 10 minutes	380 gr' for 10 km in 10 minutes	80 gr'- 18% saving

ראשון לציון רחוב לזרוב 31, ת"ד 17091, מיקוד 75654, טל': 054-4478344, פקס: 057-7948725
mosafie@ledico.com

BOSCH

לדיקו בע"מ

Mazda 6 2008 engine model LF

type of test	Without FD-47	With FD-47	difference
Motor output	99.2 KW	105.8 KW	+6.6KW
4 gas test	CO2-15.84%	CO2-15.55%	-0.29%
Compression	Average start up current-120AMP	Average start up current 130 AMP	10 AMP
Injection time	2.6 M/S	2.5 M/S	- 0.1 M/S
Fault scanner	No fault	No fault	
Fuel consumption	475 gr' for 10km in 10 minutes	315 gr' for 10 km in 10 minutes	60 gr' - 13% saving

Ford Focus 2008 engine model SHDA

type of test	Without FD-47	With FD-47	difference
Motor output	63.8 KW	70.1 KW	+6.3KW
4 gas test	CO2-15.75%	CO2-15.88%	-0.13%
Compression	Average start up current-128AMP	Average start up current 116 AMP	12 AMP
Injection time	3.9 M/S	3.8 M/S	- 0.1 M/S
Fault scanner	No fault	No fault	
Fuel consumption	530 gr' for 10km in 10 minutes	450 gr' for 10 km in 10 minutes	80 gr' - 16% saving

Mosafi erez
Main trainer
Ledico ltd-Bosch
I s r a e l

ראשון לציון רחוב לזרוב 31, ת"ד 17091, מיקוד 75654, טל': 054-4478344, פקס: 057-7948725
mosafie@ledico.com